Supplemental Agreement No. 4

                                   to

                      Purchase Agreement No. 1770

                                 between

                           The Boeing Company

                                   and

                  International Lease Finance Corporation

                Relating to Boeing Model 767-300ER Aircraft

          THIS SUPPLEMENTAL AGREEMENT, entered into as of the 14th day of October, 1994, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and International Lease Finance Corporation, a company with its principal office in the City of Los Angeles, State of California, (hereinafter called Buyer);


                         W I T N E S S E T H:


          WHEREAS, the parties hereto entered into an agreement on December 15, 1992, relating to Boeing Model 767-300ER aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

          WHEREAS, the parties desire to supplement the Purchase Agreement as hereinafter set forth, to exercise the option to purchase one (1) Option Aircraft, to accelerate one (1) firm Aircraft from November 1999 to November 1995 to reflect the configuration for six (6) of the Aircraft to be leased to KLM and to revise the contract delivery month of one (1) aircraft from February 1997 to March 1997 as well as certain additional changes as set forth herein;

          NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Article 1, entitled "Subject Matter of Sale," paragraph
1.1 "The Aircraft" is deleted in its entirety and replaced by the following new Article 1 which is attached hereto and incorporated into the Purchase Agreement by this reference.

2.        Schedule 1 to the Purchase Agreement, entitled
"Aircraft Deliveries and Descriptions," is deleted in its entirety and is replaced by a new Schedule 1. Such new Table 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

3.        Exhibit A-2, entitled "Aircraft Configuration - The GE
Aircraft," is cancelled in its entirety.

4. A New Exhibit A-2 entitled "Aircraft Configuration - the KLM Aircraft," is incorporated into the Purchase Agreement by this reference.

5.        A new Exhibit A-3, entitled "Aircraft Configuration -
The Martinair Aircraft," is incorporated into the Purchase
Agreement by this reference.

6.        Exhibit D, entitled "Airframe and Engine Price
Adjustment," is revised by inserting the new delivery month of
April 1996, by deleting one (1) February 1997 and inserting one
(1) March 1997 into the schedule of delivery months set forth in
page 2 thereto and by          .   Revised page 2 incorporating these
months is attached hereto and incorporated into the Purchase
Agreement by this reference.

7.        Exhibit D-1, entitled "Airframe and Engine Price
Adjustment for the KLM Aircraft," is incorporated into the Purchase Agreement by this reference.

8.        Exhibit D-2, entitled "Airframe and Engine Price
Adjustment for the Martinair Aircraft," is incorporated into the Purchase Agreement by this reference.

9. Letter Agreement No. 6-1162-RLL-497, entitled "Option Aircraft," is revised by deleting in their entirety pages 1, 2, 3, 4, 5 and 6, page 3 of the Attachment A, and page 2 of Attachment B and substituting new pages numbered accordingly. This revision deletes the July 1997 Option Aircraft. Such new pages are attached hereto and incorporated into the Purchase Agreement by this reference.

10.       Letter Agreement No. 6-1162-RLL-1113R1, entitled "The
ILFC/KLM 767-300ER Transaction" attached hereto, is incorporated into the Purchase Agreement by this reference.

11.       Letter Agreement No. 6-1162-RLL-1208, entitled
"Aircraft Performance Guarantees - The KLM Aircraft," attached hereto, is incorporated into the Purchase Agreement by this reference.

12.       Letter Agreement No. 6-1162-RLL-1209 entitled
"Martinair Performance Guarantee Matters," attached hereto, is incorporated into the Purchase Agreement by this reference.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 INTERNATIONAL LEASE
                                   FINANCE CORPORATION



By: /s/ R. Leo Lyons               By: /s/ Steven F. Udvar-Hazy
    -------------------------          --------------------------
Its:  Attorney-In-Fact             Its: President/CEO

                           TABLE OF CONTENTS

                                                     Page      SA
                                                     Number  Number
                                                     ------  ------
ARTICLES
- --------

1.             Subject Matter of Sale............... 1-1     SA-4

2.             Delivery, Title and Risk
               of Loss.............................. 2-1

3.             Price of Aircraft.................... 3-1

4.             Taxes................................ 4-1

5.             Payment.............................. 5-1

6.             Excusable Delay...................... 6-1

7.             Changes to the Detail
               Specification........................ 7-1

8.             Federal Aviation Requirements and
               Certificates and Export License...... 8-1

9.             Representatives, Inspection,
               Flights and Test Data................ 9-1

10.            Assignment, Resale or Lease..........10-1

11.            Termination for Certain Events.......11-1

12.            Product Assurance; Disclaimer and
               Release; Exclusion of Liabilities;
               Customer Support; Indemnification
               and Insurance........................12-1

13.            Buyer Furnished Equipment and
               Spare Parts..........................13-1

14.            Contractual Notices and Requests.....14-1

15.            Miscellaneous........................15-1


TABLES
- ------

1.             Aircraft Deliveries and
               Descriptions..................................SA-4

                         TABLE OF CONTENTS

                                                             SA
                                                         Number
                                                         ------
EXHIBITS
- --------

A              Aircraft Configuration.................

A-2            Aircraft Configuration -
               The KLM Aircraft.......................     SA-4

A-3            Aircraft Configuration -
               The Martin Air Aircraft................     SA-4

B              Product Assurance Document.............

C              Customer Support Document..............

D              Price Adjustments Due to
               Economic Fluctuations -
               Airframe and Engines...................      SA-4

D-1            Price Adjustment Due to
               Economic Fluctuations..................      SA-4

D-2            Airframe-Engines - The KLM
               Aircraft...............................      SA-4

D-2            Airframe-Engines - The Martinair
               Aircraft...............................      SA-4


E              Buyer Furnished Equipment
               Provisions Document....................

F              Defined Terms Document.................


LETTER AGREEMENTS
- -----------------

                          TABLE OF CONTENTS

                                                             SA
                                                         Number
                                                         ------
RESTRICTED LETTER AGREEMENTS
- ----------------------------

6-1162-RLL-497     Option Aircraft...................      SA-4

6-1162-RLL-1113R1   The ILFC/KLM 767-300ER Transaction     SA-4

6-1162-RLL-1118    Additional Miscellaneous Matters..      SA-3

6-1162-RLL-1208    Performance Guarantees -
                   The Martinair Aircraft............      SA-4

ARTICLE 1.     Subject Matter of Sale.

     1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of six (6) Boeing Model 767-300ER General Electric powered aircraft (the GE Aircraft) manufactured in accordance with Boeing detail specification D6T10330ILF-2, as described in Exhibit A, six (6) Boeing Model 767-300ER KLM Aircraft (The KLM Aircraft) manufactured in accordance with Boeing detail specification D6T10330ILF-KL, original issue as described in Exhibit A-2, three
(3) Boeing Model 767-300ER Pratt & Whitney powered aircraft (the PW Aircraft) manufactured in accordance with Boeing detail specification D6T10330ILF-3 as described in Exhibit-A-1 and one
(1) Boeing Model 767-300ER manufactured in accordance with Boeing Detail Specification D6T10330-MTH, Revision E, dated February 21, 1992 as described in Exhibit A-3 and as modified from time to time in accordance with this Agreement (Detail Specification). Such aircraft may be referred to herein, as the context may require, as "Model 767-300ER Aircraft" and are referred to individually and collectively as the "Aircraft" or "AIRCRAFT". The Aircraft powered by the General Electric engine may also be referred to, as the context may require, as the "GE Aircraft", and the Aircraft powered by the Pratt & Whitney engine may also be referred to, as the "P&W Aircraft."

     1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

     1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

     1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

Purchase Agreement No. 1770
Page 1 of 1



                                                  Table 1 to
                                           Purchase Agreement 1770
                                      Aircraft Deliveries and Descriptions
                                             Model 767-300ER Aircraft



Month/Year   Quantity   Detail                    Base                              Article 3    Article 3.7
   of           of      Specification   Exhibit   Airframe   Special     Engine     Aircraft     Advance Payment
Delivery     Aircraft   No. and Date    No.       Price      Features    Price      Basic Price  Base Price
- ----------   --------   -------------   -------   --------   --------    ------     -----------  ---------------

July 1995     One (1)   D6T10330ILF-KL    A-2        *          *          *            *             *

August 1995   One (1)   D6T10330ILF-KL    A-2        *          *          *            *             *

November 1995 One (1)   D6T10330-MTH      A-3        *          *          *            *             *

January 1996  One (1)   D6T10330ILF-KL    A-2        *          *          *            *             *

February 1996 One (1)   D6T10330ILF-2     A          *          *          *            *             *

March 1996    One (1)   D6T10330ILF-KL    A-2        *          *          *            *             *

April 1996    One (1)   D6T10330ILF-3     A-1        *          *          *            *             *

June 1996     One (1)   D6T10330ILF-KL    A-2        *          *          *            *             *

July 1996     One (1)   D6T10330ILF-KL    A-2        *          *          *            *             *

February 1997 One (1)   D6T10330ILF-3     A-1        *          *          *            *             *

March 1997    One (1)   D6T10330ILF-2     A          *          *          *            *             *

May 1997      One (1)   D6T10330ILF-2     A          *          *          *            *             *

November 1997 One (1)   D6T10330ILF-2     A          *          *          *            *             *

December 1997 One (1)   D6T10330ILF-2     A          *          *          *            *             *

October 1998  One (1)   D6T10330ILF-2     A          *          *          *            *             *

November 1998 One (1)   D6T10330ILF-3     A-1        *          *          *            *             *


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                             AIRCRAFT CONFIGURATION

                                THE KLM AIRCRAFT



                                     between

                              THE BOEING COMPANY

                                       and

                       INTERNATIONAL LEASE FINANCE CORPORATION



                   Exhibit A-2 to Purchase Agreement Number 1770

P.A. No. 1770    A-2-1     SA-4
K/ILF

                               AIRCRAFT CONFIGURATION

                                       Dated

                                    relating to

                            BOEING MODEL 767-000ER AIRCRAFT

                                  THE KLM AIRCRAFT


       The Detail Specification is Boeing Detail Specification D6T10330-ILF-KL original issue. Such Detail Specification will be comprised of Boeing Configuration Specification D6T10330 Rev. K dated March 20, 1992 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

Exhibit A-2 to
Purchase Agreement No. 1770
Page 2



0132CH6634                                                   *

   INTERIOR ARRANGEMENT - TWO-CLASS - 223 PASSENGERS (36C/187Y)

0220CH6075                                                   *

   TEN MINUTE TAKEOFF THRUST - CERTIFICATION DATA -300ER

0220CH6077                                                   *

   TAKEOFF AND LANDING WITH 15 KNOT TAILWIND -CERTIFICATION -
   767-300ER WITH GE CF6-80C2 ENGINES

0220CH6149                                                   *

   RLD VALIDATION

0252CG6003                                                   *

   INSTRUMENTATION WITH METRIC CALIBRATION

0252CH6008                                                   *

   UNITS OF WEIGHTS AND MEASURES REVISION - FLIGHT MANUAL,
   OPERATIONS MANUAL, WEIGHT AND BALANCE MANUAL

0254CG6001                                                   *

   USPHS CERTIFICATE OF SANITARY CONSTRUCTION -NON U.S. CARRIERS

0900CH6001                                                   *


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   NOSE LANDING GEAR TOWING LUG - ADDITIONAL INSTALLATION

1110CH6147                                                   *

   EXTERIOR MARKING - ROYAL DUTCH AIRLINES

1130CH6021                                                   *

   HALON BOTTLE MAINTENANCE PLACARD - ADDITION -FWD CARGO
   COMPARTMENT

1136CH6003                                                   *

   ELECTRONICS HATCH - VISIBLE MARKINGS - PAX COMPARTMENT

2145CG6001                                                   *

   BULK CARGO AREA HEATING AND VENTILATION FOR ANIMAL CARRIAGE

2151CG6001                                                   *

   RAM AIR OUTLET DOOR POSITION INDICATION

2160CG6003                                                   *

   ENVIRONMENTAL CONTROL SYSTEM TEMPERATURE INDICATIONS

2162CH6006                                                   *

   CONDITIONED AIR SYSTEM - INSTALLATION - FORWARD


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

CARGO COMPARTMENT - FRESH AIR ONLY

2210CG6001                                                   *

   FULL TIME FLIGHT DIRECTOR

2210CG6003                                                   *

   AUTOPILOT/FLIGHT DIRECTOR BANK ANGLE HOLD AT COMMAND ENGAGE

2210CG6011                                                   *

   AP/FD SYSTEM, INSTALLATION OF 747-400 MODE CONTROL PANEL

2210CH6069                                                   *

   AFDS - ANNUNCIATION OF "NO AUTOLAND" DUE TO SINGLE CHANNEL
   ENGAGEMENT DURING ATTEMPTED MULTICHANNEL APPROACH

2230CG6007                                                   *

   ASSUMED TEMPERATURES ENTRY VIA FMS CDU -DEGREES CELSIUS OR
   FAHRENHEIT

2310CH6002                                                   *

   HF/VHF CONTROL PANELS - REPLACEMENT WITH RADIO COMMUNICATION
   PANELS (747-400)

2312CH6036                                                   *

   RIGHT VHF ANTENNA - RELOCATION

2312CH6054                                                   *


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   VHF COMMUNICATION TRANSCEIVERS (ARINC 716) -REPLACEMENT
   -TO MEET FM IMMUNITY STANDARDS
   -BFE

2322CG6283                                                   *

   ARINC 724B SINGLE ACARS - PARTIAL PROVISIONS -INCLUDES MIDU
   C/B AND CONNECTOR

2322CH6356                                                   *

   ARINC 739 MULTI-INPUT CONTROL DISPLAY UNIT (MIDU) -
   INSTALLATION - ALLED SIGNAL - BFE

2322CH6358                                                   *

   ARINC 724B SINGLE ACARS - INSTALLATION AND CERTIFICATION

2331CG6002                                                   *

   INSTALLATION OF PA-IN-USE LIGHT

2331CG6037                                                   *

   PASSENGER ADDRESS SYSTEM - CLASS ADDRESS FROM CLASS ATTENDANT
   STATION - TWO CLASS

2332CG6365                                                   *

   PASSENGER CABIN ENROUTE INFORMATION DISPLAY SYSTEM -
   INSTALLATION - BFE AIRSHOW 210

2332CH6429                                                   *


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   OVERHEAD VIDEO ENTERTAINMENT SYSTEM - PARTIAL PROVISIONS

2332CH6471                                                   *
   VIDEO ENTERTAINMENT SYSTEM - ALL MONITORS -CEILING AND PSU
   MOUNTED

2332CH6473                                                   *

   RELOCATION OF VIDEO CONTROL CENTER TO PURSER


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

WORK STATION

2334CG6010                                                   *

   PROVISIONS AND CERTIFICATION FOR THE INSTALLATION OF DIGITAL
   PASSENGER CONTROL UNITS

2340CG6001                                                   *

   PRESS-TO-TALK SWITCHES ON GLARESHIELD

2340CG6002                                                   *

   HANDHELD MICROPHONES IN FLIGHT COMPARTMENT

2350CH6011                                                   *

   CONTROL CABIN SPEAKER CROSS MUTING DELETION

2350CH6056                                                   *

   INSTALLATION OF TELEX "AIRMAN 750" BOOM MICROPHONE/HEADSETS -
   - CAPTAIN/FIRST OFFICER/FIRST OBSERVER/SECOND OBSERVER

2350CH6064                                                   *

   INSTALLATION OF DIGITAL CONTROLLED AUDIO SYSTEM (DCAS)

2432CG6002                                                   *

   TRANSFORMER-RECTIFIER FOR APU STARTING

2450CH6063                                                   *


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   CRITICAL CIRCUIT BREAKER - IDENTIFICATION

2451CG6012                                                   *

   90 KVA GALLEY POWER SUPPLY

2511CG6007                                                   *

   POWER OPERATED SEATS - CAPTAIN AND FIRST OFFICER (IPECO)

2511CG6028                                                   *

   HEADREST - ADDITION - PILOTS' SEATS (IPECO)

2511CG6053                                                   *

   FIRST OBSERVER'S SEAT - REPLACEMENT - AMI TRACK-MOUNTED, LEFT
   SWIVEL, 31 DEGREE RECLINE IN LIEU OF CASTLE WALL MOUNTED UNIT

2511CG6054                                                   *

   SECOND OBSERVER'S STATION - INSTALLATION -CASTLE

2513CG6016                                                   *

   SUNVISORS - ADDITIONAL SLIDERS AND LARGER AREA - FLIGHT
   COMPARTMENT

2513CH6026                                                   *

   WRITING TABLE - ADDITION FLIGHT COMPARTMENT

2513CH6077                                                   *


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   FIRST OBSERVER WRITING TABLE - REVISION -ADDITION OF CANHOLDER


2513CH6078                                                   *

   CONTROL COLUMN CHART HOLDER - REVISION

2513CH6079                                                   *

   MECHANICAL TIMER - INSTALLATION - FLIGHT DECK

2513CH6080                                                   *
   COVER FOR BOOK STOWAGE COMPARTMENT - RIGHT SIDE PANEL - FLIGHT
   DECK

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

2513CH6083                                                   *

   DISKETTE STOWAGE - FLIGHT DECK - INSTALLATION

2513CH6086                                                   *

   NAV KIT STOWAGE INSTALLATION - FLIGHT DECK

2529CH6065                                                   *

   PURSER WORKSTATION - INSTALLATION OF EQUIPMENT

2529CH6066                                                   *

   INSTALLATION OF BFE BASSINET FITTINGS

2540CG6001                                                   *

   FEATURES FOR DISABLED PASSENGERS - INSTALLATION - CENTERLINE
   (28" x 56") LAVATORY WITH PANEL DOOR

2540CH6201                                                   *

   LAVATORY F-1 - REMOTE LOCK CONTROL - FLIGHT DECK

2550CG6020                                                   *

   INCREASED LINING THICKNESS - SLOPING SIDEWALLS

2552CG6008                                                   *

   INSTALLATION OF SPOOL-TYPE LOADER INDEX FITTINGS - AFT CARGO
   COMPARTMENT

2555CG6008                                                   *

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   INSTALLATION OF ADDITIONAL NETS IN BULK CARGO COMPARTMENT

2563CH6010                                                   *

   EMERGENCY EVACUATION SIGNAL SYSTEM - CONTROL PANEL SWITCH
   DELETION

2563CG6026                                                   *

   EMERGENCY EVACUATION SIGNAL SYSTEM -INSTALLATION - FLIGHT
   COMPARTMENT/PASSENGER CABIN

2622CH6004                                                   *

   AUTOMATIC FIRE EXTINGUISHING DISCHARGE - APU

2844CG6001                                                   *

   FUEL MEASURING STICKS CALIBRATED IN KILOGRAMS

2911CG6001                                                   *

   VICKERS ELECTRIC MOTOR DRIVEN HYDRAULIC PUMPS

3080CH6006                                                   *

   PRIMARY ICE DETECTION SYSTEM - ADDITION

3120CH6009                                                   *

   AIRBORNE DATA LOADER/RECORDER AND 12 POSITION SWITCH -
   INSTALLATION - FLIGHT DECK

3131CH6206                                                   *

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   INSTALLATION OF TELEDYNE 2233000-45 DIGITAL FLIGHT DATA
   ACQUISITION UNIT - BFE

3135CH6157                                                   *

   ARINC 744 MULTIPLE INPUT PRINTER INSTALLATION

3140CH6015                                                   *

   EICAS - WIRING PROVISIONS FOR COMMUNICATIONS ALERT MESSAGES

3141CG6010                                                   *


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   EICAS - MAINTENANCE DATA DISPLAY IN FLIGHT

3141CG6015                                                   *

   APU RPM INDICATION ON STATUS PAGE OF EICAS

3141CG6016                                                   *

   HYDRAULIC PRESSURE INDICATION ON STATUS PAGE OF EICAS

3141CG6018                                                   *

   APU OIL QUANTITY INDICATION ON EICAS MAINTENANCE AND STATUS
   PAGES

3141CG6019                                                   *

   BULK CARGO COMPARTMENT TEMPERATURE INDICATION

3141CG6022                                                   *

   GENERATOR OFF AND ENGINE OIL PRESSURE  -CAUTION LEVEL ALERT -
   UK CAA REQUIREMENT

3151CG6002                                                   *

   ALTERNATE AURAL WARNINGS - UK CAA REQUIREMENT

3151CH6017                                                   *

   CHIME INHIBIT DURING TAKEOFF/LANDING

3245CH6015                                                   *

   TIRE PRESSURE INDICATION ON EICAS - ALL LANDING GEAR - PARTIAL
   PROVISIONS

3245CH6016                                                   *

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   TIRE PRESSURE INDICATION ON EICAS - ALL LANDING GEAR

3246CG6001                                                   *

   BRAKE TEMPERATURE INDICATING SYSTEM

3251CG6001                                                   *

   SECOND NOSE WHEEL STEERING CONTROL

3321CH6017                                                   *

   DECOMPRESSION ACTIVATION OF PASSENGER COMPARTMENT LIGHTING

3340CG6002                                                   *

   FLOODLIGHTS NEAR AFT CARGO DOOR

3340CG6003                                                   *

   FLOODLIGHTS NEAR BULK CARGO DOOR

3340CG6004                                                   *

   FLOODLIGHTS NEAR FORWARD CARGO DOOR (LARGE CARGO DOOR)

3350CH6025                                                   *

   ESCAPE PATH LIGHTING SYSTEM UNITS -INSTALLATION OF BFE -
   LUMINESCENT SYSTEMS

3413CH6025                                                   *

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   DELETION OF MACH/AIRSPEED INDICATORS AND ADDITION OF AIRSPEED
   TAPE ON EADI - WIRING RETAINED

3416CH6010                                                   *

   ALTERNATE AURAL WARNINGS, ALTITUDE ALERT MODULE - RLD
   REQUIREMENT

3416CH6014                                                   *

   ALTITUDE ALERT INHIBIT - REVISION

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

3421CH6020                                                   *

   INERTIAL REFERENCE UNIT (IRU) - ACTIVATION OF THE UPDATED AND
   EXTENDED MAGNETIC VARIATION TABLES

3422CG6003                                                    *

   ILS DEVIATION WARNING ON EADI

3422CG6004                                                   *

   RISING RUNWAY ON EADI

3422CG6015                                                   *

   WIND BEARING - DIGITAL DISPLAY - EHSI

3422CG6017                                                   *

   ATTITUDE COMPARATOR - ANNUNCIATION - ADDITION -EADI

3422CG6018                                                   *

   MAP ORIENTATION - HEADING UP - EHSI

3422CG6022                                                   *

   RANGE ARCS ON EHSI

3422CG6037                                                   *

   ATTITUDE COMPARATOR FEATURE

3422CH6059                                                   *

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   EFIS CONTROL PANEL - REPLACEMENT - TCAS AND CENTER MAP
   FEATURES

3422CH6088                                                   *

   RDMI REVISION - DELETION OF ADF DISPLAY FUNCTION

3422CH6090                                                   *

   DISPLAY OF GROUND SPEED, TRUE AIRSPEED, AND WEATHER RADAR
   ANTENNA TILT ON EHSI

3423CG6001                                                   *

   STANDBY MAGNETIC COMPASS COMPENSATION FOR ELECTRICAL CIRCUITS
   - UK CAA REQUIREMENT

3431CH6013                                                   *

   ILS RECEIVERS - REPLACEMENT - TO MEET FM IMMUNITY STANDARDS -
   BFE

3443CG6016                                                   *

   FOUR-COLOR WEATHER RADAR INDICATION ON EHSI

3443CH6101                                                   *

   DUAL WEATHER RADAR SYSTEM - BFE - COLLINS

3445CH6068                                                   *

   TRAFFIC ALERT AND COLLISION AVOIDANCE SYSTEM (TCAS) II -
   HONEYWELL (-904 COMPUTER)/COLLINS ATC INTERMIX - INSTALLATION

3445CH6076                                                   *

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   RESOLUTION ADVISORY/VERTICAL SPEED INDICATOR -INSTALLATION -
   ALLIED SIGNAL - VERTICAL SPEED INDICATOR REPLACEMENT - BFE

3446CG6026                                                   *

   GPWS VOICE CALLOUTS

3446CH6034                                                   *

   GPWS - VOICE CALLOUTS - AAAS-3 MENU

3451CH6017                                                   *

   VOR RECEIVERS - REPLACEMENT - TO MEET FM IMMUNITY STANDARDS -
   BFE

3453CH6073                                                   *

   ATCRBS/MODE S TRANSPONDER SYSTEM - BFE GABLES CONTROL PANEL -
   TCAS COMPATIBLE - REPLACEMENT

3457CH6012                                                   *

   BFO - ADDITION - ADF SYSTEM - UK CAA REQUIREMENT

3461CG6001                                                   *

   BUYER FURNISHED NAVIGATION DATA BASE

3461CG6020                                                   *

   FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) -PRODUCT IMPROVEMENT
   PACKAGE (PIP) SOFTWARE

3461CG6025                                                   *

   FMCS CONTROL DISPLAY UNIT REPLACEMENT WITH HYBRID
   MULTI-PURPOSE CONTROL DISPLAY UNIT

3461CG6045                                                   *

   FLIGHT MANAGEMENT COMPUTER - INCREASE NAV DATA BASE TO 1
   MILLION WORDS - PERFORMANCE DATA BASE CAPACITY ADDITION

3510CG6002                                                   *

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   CREW OXYGEN CYLINDER - 114 CUBIC FOOT CAPACITY

3510CH6006                                                   *

   INSTALLATION OF OXYGEN MASK STOWAGE BOX WITH AUTOMATIC
   MASK/BOOM MICROPHONE SWITCHING

3510CG6008                                                   *

   CREW OXYGEN MASK REGULATOR - INSTALLATION -AUTOMATIC PRESSURE
   BREATHING TYPE

3520CG6004                                                   *

   OXYGEN MASK - ADDITIONAL - EACH OUTBOARD SEAT PASSENGER
   SERVICE UNIT

3813CH6002                                                   *

   POTABLE WATER HEATERS - DEACTIVATION WITH NO WATER

3814CH6008                                                   *

   INSTALLATION OF PRE-SELECT QUANTITY SYSTEM FOR POTABLE WATER
   TANK

5211CG6025                                                   *

   INSTALLATION OF MID-CABIN TYPE A DOOR WITH TYPE I DOOR AFT OF
   WING

5251CH6009                                                   *

   FLIGHT DECK DOOR SWITCH - OVERHEAD PANEL REVISION

7200CG6039                                                   IB

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                                                        PRICE PER
CHANGE REQUEST                                          AIRCRAFT
NO./TITLE                                               (1993 STE $)
- --------------                                          ------------

   GENERAL ELECTRIC ENGINES - CF6-80C2-B4F (57,900 POUNDS TAKEOFF
   THRUST RATING) WITH FADEC

7731CG6012                                                   *

   TRACKING FILTER AVM SIGNAL CONDITIONER (VIBROMETER IN LIEU OF
   ENDEVCO) - REVISION -

AVM SYSTEM - GE CF6-80C2 ENGINES

      CR'S   126                               TOTAL     *


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                        AIRCRAFT CONFIGURATION

                        THE MARTINAIR AIRCRAFT



                                between

                          THE BOEING COMPANY

                                  and

                  INTERNATIONAL LEASE FINANCE CORPORATION



                Exhibit A-3 to Purchase Agreement Number 1770

P.A. No. 1770    A-3-1     SA-4
K/ILF

                         AIRCRAFT CONFIGURATION

                                  Dated

                               relating to

                      BOEING MODEL 767-300ER AIRCRAFT

                           THE MARTINAIR AIRCRAFT


       The Detail Specification, referred to in Schedule 1 of the Purchase Agreement is Boeing Detail Specification D6T10330-MTH, Revision E dated February 21, 1992. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

                    AIRFRAME AND ENGINE PRICE ADJUSTMENT


                                    between


                               THE BOEING COMPANY


                                      and


                     INTERNATIONAL LEASE FINANCE CORPORATION



                    Exhibit D to Purchase Agreement Number 1770

Exhibit D
Page 2

                       PRICE ADJUSTMENT DUE TO

                        ECONOMIC FLUCTUATIONS

                      AIRFRAME PRICE ADJUSTMENT

                        (July 1992 Base Price)


1.       Formula.

         The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

         Pa = (P)(L + M - 1)

         Where:

         Pa = Airframe Price Adjustment.

         L =  .65 x  ECI
                    -----
                    116.2

         M =  .35 x  ICI
                    -----
                    115.9

  P = Aircraft Basic Price (as set forth in Article 3.1 of this Agreement) less the base price of Engines (as defined in this Exhibit D) in the amount of * for the General Electric CF6-80C2B6F series engines and * for the Pratt & Whitney PW4060 series engines.

    ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S.
          Department of Labor on a quarterly basis for the months of

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

Exhibit D
Page 3

         March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of

Exhibit D
Page 4

January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

   ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

         In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

         In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

Month of Scheduled
Aircraft Delivery as     Quantity    Months to be Utilized
Set Forth in Article        of       in Determining the
2.1 of this Agreement    Aircraft    Value of ECI and ICI

July 1995                One (1)     Dec.1994,Jan.,Feb.1995
August 1995              One (1)     Jan., Feb., March 1995
November 1995            One (1)     Apr., May, June   1995

January 1996             One (1)     June, July, Aug.  1995
February 1996            One (1)     July, Aug., Sept. 1995
March 1996               One (1)     Aug., Sept., Oct. 1995
April 1996               One (1)     Sept., Oct., Nov. 1995
June 1996                One (1)     Nov.,Dec.1995,Jan.1996
July 1996                One (1)     Dec.1995,Jan.,Feb.1996

Exhibit D
Page 5

February 1997            One (1)     July, Aug., Sept. 1996
March 1997               One (1)     Aug., Sept., Oct. 1996
May 1997                 One (1)     Oct., Nov., Dec.  1996

Exhibit D
Page 6

November 1997            One (1)     Apr., May, June   1997
December 1997            One (1)     May, June, July   1997

October 1998             One (1)     Mar., Apr., May   1998
November 1998            One (1)     Apr., May, June   1998


2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

         2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled month of Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

         2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data

Exhibit D
Page 7

reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the

Exhibit D
Page 8

applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

         2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an

Exhibit D
Page 9

allowance for increases or decreases in labor compensation and material costs occurring since February, 1992, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

         2.4 If required, Boeing will submit either a supplemental invoice or refund the amounts due Buyer as appropriate to reflect any increase or decrease in the Airframe
Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft. Any payments due Boeing or Buyer will be made with reasonable promptness.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled month of Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

Exhibit D
Page 10

ENGINE PRICE ADJUSTMENT - GENERAL ELECTRIC
(JULY 1991 BASE PRICE)


(a)      The basic price of each GE Aircraft set forth in
Article 3.2 of this Agreement includes an aggregate price for CF6-80C2B6F engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of *. The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

         D1  = (Pb x  CPI  ) - Pb
                    ------
                    124.49

(b)      The following definitions will apply herein:

         D1  =  Engine Price Adjustment

  Pb  =  Aggregate Engine Base Price as set forth in paragraph
         (a) above.

  CPI  =   The Composite Price Index as determined in accordance
           with the formula set forth below. The Index values referred to below, to be used in determining the CPI, will be for the ninth month prior to the month of scheduled Aircraft delivery. Such Index values will be those prepared by the Bureau of Labor Statistics, U.S. Department of Labor.

                CPI =  L + M1 + M2 + M3

         L  =   The Labor Index for such month will be the
                quotient, expressed as a decimal and rounded to the nearest thousandth, of the "Hourly Earnings of Aircraft Engines and Engine Parts Production
                Workers" SIC 3724, for such month

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

Exhibit D
Page 11

                divided by Eleven Dollars and Sixteen Cents
                ($11.16). Such quotient will be multiplied by 100 and then by thirty percent (30%) with the value

Exhibit D
Page 12

                resulting from the latter multiplication expressed as a decimal and rounded to the nearest hundredth.

Exhibit D
Page 13

         M1 = The Industrial Commodities Index for such month will be equal to thirty percent (30%) of the Producer Price Index for "all commodities other than Farm and Foods," Code 3 through 15, (Base Year 1982 = 100) for such month, expressed as a decimal and rounded to the nearest hundredth.

         M2 = The Metals and Metal Products Index for such month will be equal to thirty percent (30%) of the Producer Price Index for "Metals and Metal Products," Code 10, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

         M3 = The Fuel Index for such month will be equal to ten percent (10%) of the Producer Price Index for "Fuel and Related Products and Power," Code 5, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

     124.49 =  Composite Price Index for October, 1990.

The factor (CPI divided by 124.49) by which the Aggregate Engine
Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d)      If the U.S. Department of Labor, Bureau of Labor

Exhibit D
Page 14

Statistics (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of

Exhibit D
Page 15

previously published data) or (ii) discontinues publication of any of the data referred to above, General Electric agrees to meet jointly with Boeing and Buyer to jointly select a substitute for the revised or discontinued data;

Exhibit D
Page 16

such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for the affected Engines.

In the event the Engine price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, General Electric agrees to meet jointly with Boeing and Buyer to jointly agree, to the extent such parties may lawfully do so, to adjust equitably the purchase price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that have occurred from the period represented by the applicable CPI to the ninth month preceding the month of scheduled delivery of the applicable Aircraft.

NOTE: Any rounding of a number, as required under this Exhibit D with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

Exhibit D
Page 17

ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY

(JULY 1992 BASE PRICE)


(a)      The basic price of each P&W Aircraft set forth in
Article 3.2 of this Agreement includes an aggregate price for PW4060 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of *. The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

         Pa  =  (P) (AA + BB + CC) - P

(b)      The following definitions will apply herein:

         Pa  =  Engine Price Adjustment

  P   =  Aggregate Engine Base Price as set forth in paragraph
         (a) above.

         AA  =  .60 x    L
                       -----
                       $16.04

         BB  =  .30 x    M
                       -----
                       118.7

         CC  =  .10 x    E
                       -----
                       79.1

In determining the value of AA, BB and CC, the ratio of L divided by $16.04, M divided by 118.7 and E divided by 79.1 will be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) will not be rounded. The value of the sum of


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

Exhibit D
Page 18

AA + BB + CC will also be rounded to the nearest ten-thousandth.

   L  =  Labor Index, which is the "Hourly Earnings of Aircraft
         Engines and Engine Parts Production Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S.
         Department of Labor, for

Exhibit D
Page 19

         the seventh month preceding the month of scheduled
         Aircraft delivery.

        $16.04  = Published Labor Index (SIC 3724) for December, 1991.

Exhibit D
Page 20

   M  =  Material Index, which is the "Producer Price Index
         -Code 10, Metals and Metal Products," (Base Year 1982 =
         100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

  118.7  = Published Material Index (Code 10) for December, 1991.

   E  =  Fuel Index, which is the "Producer Price Index -Code 5,
         Fuels and Related Products and Power" (Base Year 1982 =
         100) published for the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

     79.1  = Published Fuel Index (Code 5) for December, 1991.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such Index values will be considered final and no revision to the Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the Bureau of Labor Statistics, U. S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data), or (ii) discontinues publication of any of the data referred to above or (iii) temporarily discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet jointly with Boeing and Buyer and jointly select a substitute for the revised or discontinued data, such

Exhibit D
Page 21

substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions

Exhibit D
Page 22

set forth above will be made to accomplish this result for affected Engines.

Exhibit D
Page 23

In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the purchase price of the Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1991 to the seventh month preceding the month of scheduled delivery of the applicable Aircraft.

NOTES: Any rounding of a number, as required under this Exhibit D with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

    AIRFRAME AND ENGINE PRICE ADJUSTMENT FOR THE KLM AIRCRAFT


                              between


                        THE BOEING COMPANY


                                and


               INTERNATIONAL LEASE FINANCE CORPORATION



            Exhibit D-1 to Purchase Agreement Number 1770

Exhibit D-1


                        PRICE ADJUSTMENT DUE TO

                         ECONOMIC FLUCTUATIONS

                       AIRFRAME PRICE ADJUSTMENT

                           (1993 Base Price)


                           THE KLM AIRCRAFT


1.     Formula.

       The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

       Pa = (P)(L + M - 1)

       Where:

         Pa = Airframe Price Adjustment.

         L =  .65 x  ECI
                    -----
                    123.7

         M =  .35 x  ICI
                    -----
                    118.3

  P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement) less the base price of Engines (as defined in this Exhibit D-1) in the amount of *.

 ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

         classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

     ICI =The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

       In determining the value of L, the ratio of ECI divided by 123.7 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

       In determining the value of M, the ratio of ICI divided by 118.3 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI
- -----------------               ---------------------

January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

  B      =  The calendar year before the year in which the
            scheduled month of delivery as set forth in Article
            2.1 occurs.

  D      =  The calendar year during which the scheduled month
            of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

       2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

       2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

       2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1993, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D-1.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D-1 with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

Exhibit D-1

          ENGINE PRICE ADJUSTMENT - GENERAL ELECTRIC
                      (1991 BASE PRICE)

                       THE KLM AIRCRAFT


(a)    The Aircraft Basic Price of each Aircraft set forth in
Schedule 1 of this Agreement includes an aggregate price for CF6-80C2B4F engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D-1 called "Engines") of *. The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

         D1  = (Pb x  CPI  ) - Pb
                    ------
                    124.49

(b)    The following definitions will apply herein:

       D1  =  Engine Price Adjustment

     Pb  =  Aggregate Engine Base Price as set forth in paragraph
            (a) above.

    CPI = The Composite Price Index as determined in accordance with the formula set forth below. The Index values referred to below, to be used in determining the CPI, will be for the ninth month prior to the month of scheduled Aircraft delivery. Such Index values will be those prepared by the Bureau of Labor Statistics, U.S. Department of Labor.

     CPI =  L + M1 + M2 + M3

      L  =   The Labor Index for such month will be the
             quotient, expressed as a decimal and
             rounded to the nearest thousandth, of the "Hourly Earnings of Aircraft


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

                 Engines and Engine Parts Production Workers"
                 SIC 3724, for such month divided by Eleven
                 Dollars and Sixteen Cents ($11.16). Such quotient will be multiplied by 100 and then by thirty percent (30%) with the value resulting from the latter multiplication expressed as a decimal and rounded to the nearest hundredth.

       M1 =   The Industrial Commodities Index for such month
                      will be equal to thirty percent (30%) of the Producer Price Index for "all commodities other than Farm and Foods," Code 3 through 15, (Base Year 1982 = 100) for such month, expressed as a decimal and rounded to the nearest hundredth.

       M2 =   The Metals and Metal Products Index for such month
                      will be equal to thirty percent (30%) of the Producer Price Index for "Metals and Metal Products," Code 10, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

       M3 =   The Fuel Index for such month will be equal to ten
                      percent (10%) of the Producer Price Index for "Fuel and Related Products and Power," Code 5, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

     124.49 =  Composite Price Index for October, 1990.

The factor (CPI divided by 124.49) by which the Aggregate Engine
Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, General Electric agrees to meet jointly with Boeing and Buyer to jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for the affected Engines.

In the event the Engine price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, General Electric agrees to meet jointly with Boeing and Buyer to jointly agree, to the extent such parties may lawfully do so, to adjust equitably the purchase price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that have occurred from the period represented by the applicable CPI to the ninth month preceding the month of scheduled delivery of the applicable Aircraft.

NOTE: Any rounding of a number, as required under this Exhibit D-1 with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

Purchase Agreement No. 1770
Page 1 of 1

                                        Table 1 to

                                  Purchase Agreement 1770
                           Aircraft Deliveries and Descriptions
                                 Model 767-300ER Aircraft


Month/Year   Quantity     Detail                        Base                             Article 3      Article 3.7
   of           of        Specification     Exhibit     Airframe   Special      Engine   Aircraft       Advance Payment
Delivery     Aircraft     No. and Date      No.         Price      Features     Price    Basic Price    Base Price
- ---------    --------     -------------     -------     ---------  --------     ------   -----------    ---------------

July 1995      One (1)    D6T10330ILF-KL     A-2            *         *            *         *                *

August 1995    One (1)    D6T10330ILF-KL     A-2            *         *            *         *                *

November 1995  One (1)    D6T10330-MTH       A-3            *         *            *         *                *

January 1996   One (1)    D6T10330ILF-KL     A-2            *         *            *         *                *

February 1996  One (1)    D6T10330ILF-2      A              *         *            *         *                *

March 1996     One (1)    D6T10330ILF-KL     A-2            *         *            *         *                *

April 1996     One (1)    D6T10330ILF-3      A-1            *         *            *         *                *

June 1996      One (1)    D6T10330ILF-KL     A-2            *         *            *         *                *

July 1996      One (1)    D6T10330ILF-KL     A-2            *         *            *         *                *

February 1997  One (1)    D6T10330ILF-3      A-1            *         *            *         *                *

March 1997     One (1)    D6T10330ILF-2      A              *         *            *         *                *

May 1997       One (1)    D6T10330ILF-2      A              *         *            *         *                *

November 1997  One (1)    D6T10330ILF-2      A              *         *            *         *                *

December 1997  One (1)    D6T10330ILF-2      A              *         *            *         *                *

October 1998    One (1)   D6T10330ILF-2      A              *         *            *         *                *

November 1998  One (1)    D6T10330ILF-3     A-1             *         *            *         *                *

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


              AIRFRAME AND ENGINE PRICE ADJUSTMENT
                   FOR THE MARTINAIR AIRCRAFT

                             between

                       THE BOEING COMPANY

                               and

             INTERNATIONAL LEASE FINANCE CORPORATION


          Exhibit D-2 to Purchase Agreement Number 1770

                     PRICE ADJUSTMENT DUE TO
                      ECONOMIC FLUCTUATIONS
                    AIRFRAME PRICE ADJUSTMENT
                        (1993 Base Price)

                     THE MARTINAIR AIRCRAFT

1.   Formula.

          The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

          Pa = (P) (L + M - 1)

          Where

          Pa = Airframe Price Adjustment.

          L = .65 x  ECI
                    -----
                    123.7

          M = .35 x  ICI
                    -----
                    118.3

          P =  Aircraft Basic Price (as set forth in Article 3.2
               of this Agreement) less the base price of Engines
               (as defined in this Exhibit D-2) in the amount of
               *.

       ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

       ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

          In determining the value of L, the ratio of ECI divided by 123.7 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

          In determining the value of M, the ratio of ICI divided by 118.3 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                   Months to be Utilized
Month of Scheduled                 in Determining the
Aircraft Delivery                  Value of ECI AND ICI
- ------------------                 ----------------------

January                            June  B, July  B, Aug.  B
February                           July  B, Aug.  B, Sept. B
March                              Aug.  B, Sept. B, Oct.  B
April                              Sept. B, Oct.  B, Nov.  B
May                                Oct.  B, Nov.  B, Dec.  B
June                               Nov.  B, Dec.  B, Jan.  D
July                               Dec.  B, Jan.  D, Feb.  D
August                             Jan.  D, Feb.  D, Mar.  D
September                          Feb.  D, Mar.  D, Apr.  D
October                            Mar.  D, Apr.  D, May   D
November                           Apr.  D, May   D, June  D
December                           May   D, June  D, July  D

The following definitions of B and D will apply:

     B = The calendar year before the year in which the scheduled month of delivery as set forth in Article 2.1 occurs.

     D = The calendar year during which the scheduled month of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

     2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to

Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

     2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

     2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1993, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D-2.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D-2 with respect to escalation of the airframe price, will be accomplished as follows: If the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

            ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
                        (1993 BASE PRICE)

          (a) The Aircraft Basic Price of the Aircraft set forth in The Schedule of this Agreement includes an aggregate price for PW4060 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D-2 called "Engines") of *. The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

               Pa - (P) (AA + BB + CC) - P

          (b)  The following definitions will apply herein:

               Pa = Engine Price Adjustment

               P = Aggregate Engine Base Price as set forth in paragraph (a) above.

               AA =  .60 x   L
                           -----
                           $16.74

               BB =  .30 x   M
                           -----
                           118.5

               CC =  .10 x   E
                           -----
                           79.7

          In determining the value of AA, BB and CC, the ratio of L divided by $16.74, M divided by 118.5 and E divided by 79.7 will be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) will not be rounded. The value of the sum of AA + BB + CC will also be rounded to the nearest ten-thousandth.

               L = Labor Index, which is the "Hourly Earnings of Aircraft Engines and Engine Parts Production Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

          $16.74 =  Published Labor Index (SIC 3724) for
                    December, 1992.

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

               M = Material Index, which is the "Producer Price Index - Code 10, Metals and Metal Products," (Base Year 1982 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

           118.5 =  Published Material Index (Code 10) for
                    December, 1992.

               E = Fuel Index, which is the "Producer Price Index - Code 5, Fuels and Related Products and Power" (Base Year 1982 = 100) published for the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of schedule Aircraft delivery.

            79.7 =  Published Fuel Index (Code 5) for December,
                    1992.

          The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

          (c) The value of the Labor, Material and Fuel Index used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such Index values will be considered final and no revision to the Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

          (d) If the Bureau of Labor Statistics, U.S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data), or (ii) discontinues publication of any of the data referred to above or
          (iii) temporarily discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet jointly with Boeing and Buyer and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for affected Engines.

          In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the purchase price of the Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1992 to the seventh month preceding the month of scheduled delivery of the applicable Aircraft.

          NOTES: Any rounding of a number, as required under this Exhibit D-2 with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

6-1162-RLL-497


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

Subject:  Letter Agreement No. 6-1162-RLL-497 to
          Purchase Agreement No. 1770 -Option Aircraft


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1770 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and International Lease Finance Corporation (Buyer) relating to Model 767-300ER aircraft (Aircraft).

All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell nine (9) additional
Model 767-300ER aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) to Buyer, subject to the terms and conditions set forth below.

1.          Delivery.

            1.1 The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

              Month and Year         Number of
              of Delivery            Option Aircraft

              February 1998             One (1)
              March 1998                One (1)
              April 1998                One (1)
              May 1998                  One (1)
              February 1999             One (1)
              March 1999                One (1)
              April 1999                One (1)
              May 1999                  One (1)
              October 1999              One (1)

            1.2 The Option Aircraft are offered to Buyer powered by Pratt & Whitney Model PW4060 Engines (PW Option Aircraft) or
General Electric Model CF6-80C2-B6F Engines (GE Option Aircraft).

Concurrently with notice to Boeing of exercise of the option to purchase the Option Aircraft, Buyer will notify Boeing which engine it selects for each Aircraft.

2.          Price.

            2.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represents the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

            2.2 Price and escalation provisions for Model 767-300ER aircraft delivering after 1998, are not currently available. The estimated advance payment base prices shown in paragraph 2.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 767-300ER aircraft delivering after 1998, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 1998 refer to paragraphs 2.2 and 3.2 of Attachment A.

            2.3 The advance payment base prices of the Option Aircraft indicated below include an amount for the special features described in paragraph 1.1 of Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). For Buyer's planning purposes, an estimate of the price for BFE is * (expressed in 1996 dollars).


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

              Month and Year    Advance Payment Base
              of Delivery       Price Per Option Aircraft
              --------------    -------------------------

                                 PW Option      GE Option
                                  Aircraft       Aircraft
                                 ---------      ---------

              February 1998          *              *
              March 1998             *              *
              April 1998             *              *
              May 1998               *              *
              February 1999          *              *
              March 1999             *              *
              April 1999             *              *
              May 1999               *              *
              October 1999           *              *



             2.4 The Option Aircraft purchase price shall be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's airframe escalation provisions and the engine manufacturer's escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

3.          Option Aircraft Payment.

            3.1 In consideration of the granting of the option as set forth herein, Buyer will pay a deposit to Boeing of * for each Option Aircraft (Deposit). Such deposit will be made in two payments at * for each Option Aircraft; the first payment to be made on or before the date Boeing and Buyer enter into a definitive agreement to purchase the aircraft; and the second to be paid on or before January 15, 1993. In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft shall be refunded to Buyer, without interest, if the parties do not enter into a definitive purchase agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Deposits for the Option Aircraft except as provided in paragraphs 4 and 5.2 herein.


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

            3.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

4.          Rights of Substitution.

            If Boeing discontinues production of the Model 767-300ER aircraft at any time which would affect Boeing's ability to manufacture and deliver any Option Aircraft to Buyer, the parties will discuss the substitution of other Boeing model aircraft being offered for delivery during the delivery period of the affected Option Aircraft. Any such substitution shall be subject to mutually agreeable terms and conditions, recognizing that the delivery month of any substitute aircraft shall be subject to Boeing's then-current manufacturing capabilities and other delivery commitments. In the event Boeing and Buyer are unable to agree on the terms and conditions of such substitution within a reasonable period of time, either party may terminate the purchase of the affected Option Aircraft and Boeing shall refund to Buyer, without interest, any advance payments received by Boeing from Buyer with respect to any Option Aircraft so terminated.

5.          Option Exercise.

            5.1 To exercise its Option, Buyer shall give written or telegraphic notice thereof to Boeing on or before thirty-four
(34) months prior to the first day of the scheduled delivery month of each Option Aircraft.

In such notice Buyer shall select the engine type for the exercised Option Aircraft.

            5.2 It is understood and agreed that Boeing may accelerate the option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the option exercise dates, Boeing shall do so by giving written or telegraphic notice thereof to Buyer. Such notice shall specify the revised option exercise dates, which shall not be earlier than thirty (30) days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its option for the any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft shall be promptly refunded, without interest, to Buyer.

6.          Contract Terms.

            It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft, within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 5, covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement shall include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 767-300ER aircraft in effect as of the date of option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

7.          Cancellation of Option to Purchase.

            Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Purchase Agreement, as the case may be:

            (i) termination of the purchase of the Aircraft under the Purchase Agreement for any reason;

            (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 3.1 herein; or

            (iii)     exercise of an option to purchase an Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Purchase Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

If cancellation is as result of a model substitution by Boeing pursuant to paragraph 4, or is because of the revision of an option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the option is cancelled. If cancellation is for any other reason, Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Boeing shall retain.


Very truly yours,

THE BOEING COMPANY



By

Its


ACCEPTED AND AGREED TO this

Date:               , 1992


INTERNATIONAL LEASE FINANCE CORPORATION

By

Its

Attachments

Attachment A to
6-1162-RLL-497/767
Page 1

Model 767-300ER Aircraft
- ------------------------

1.     Option Aircraft Description and Changes.

       1.1 Aircraft Description. The Option Aircraft is described by Configuration Specification D6T10330ILFAAR, Revision
A, dated November 18,1992 (the baseline) as revised to include:

         (1)    The following alternate engine installations:

                 (a)  PW Option Aircraft.

                       (i)    Change No. 7200CG6018; Pratt &
                              Whitney PW 4060 Engines (60,000
                              Pounds Takeoff Thrust Rating)

                       (ii)   Associated PW model configuration
                              changes

                 (b)  GE Option Aircraft.

                       (i)    Change No. 7200CG6036; General
                              Electric Model CF6-80C2-B6F
                              Engines (61,500 Pounds Takeoff
                              Thrust Rating-With FADEC)

                       (ii)   Associated GE model configuration
                              changes

       1.2  Changes.  The Option Aircraft Configuration
Specification will be further revised to include:

            (1)  Changes applicable to the basic Model
767-300ER aircraft which are developed by Boeing between the date of the Configuration Specification and the signing of the definitive agreement.

            (2)  Changes mutually agreed upon.

            (3)  Changes required to obtain an Export
Certificate of Airworthiness or Standard Airworthiness
Certificate, as the case may be.

       1.3 Program Changes. The definitive purchase agreement for the Option Aircraft will contain provisions whereby Boeing may revise the Detail Specification without Buyer's consent to incorporate the effects of Program

Changes, which are defined as changes to the basic specification for Boeing Model 767-300ER aircraft that are not Development Changes (as such term is defined in the definitive purchase agreement for the Option Aircraft) or changes required to obtain aircraft certification. The Detail Specification will be revised as appropriate to reflect the effects of Program Changes. There will be no additional charge to Buyer for Program Changes which are installed for the first time in production on Model
767-300ER aircraft contracted for delivery less than 36 months after the date of the definitive agreement for the Option
Aircraft.   In such case there will be no change in guaranteed
weight and/or guaranteed performance of affected Option Aircraft. Buyer will pay Boeing's charge for Program Changes which are installed for the first time in production on Model 767-300ER aircraft contracted for delivery 36 months or more after the date of the definitive agreement. In such case the guaranteed weight and/or guaranteed performance of affected Option Aircraft will be revised as appropriate. The Aircraft Basic Price and Advance Payment Base Price of affected Option Aircraft will also be revised to reflect the effects, if any, of such Program Changes.

Attachment A to
6-1162-RLL-497/767
Page 5



2.   Price Description

     2.1  Price Elements Per Aircraft


    1                     2                 3              4              5

                                                       A/C BASIC     ESTIMATED ESCALATION        ADV. PMT.
AIRCRAFT        AIRFRAME & SPECIAL                      PRICE                    ON              BASE PRICE
DELIVERY        FEATURES PRICE       ENGINE PRICE      ELEMENTS      ELEMENT        ELEMENT      (ELEMENTS)
MO. & YR.       (JULY 1992 $)        (JULY 1992 $)      1 + 2           1               2        3 + 4 + 5
- ---------       ------------------    -------------    --------      ------------------------    ----------


PW Aircraft
- -----------

FEBRUARY 1998         *                    *               *                     *                    *
MARCH 1998            *                    *               *                     *                    *
APRIL 1998            *                    *               *                     *                    *
MAY 1998              *                    *               *                     *                    *
FEBRUARY 1999         *                    *               *                     *                    *
MARCH 1999            *                    *               *                     *                    *
APRIL 1999            *                    *               *                     *                    *
MAY 1999              *                    *               *                     *                    *
OCTOBER 1999          *                    *               *                     *                    *


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.





GE Aircraft
- -----------

FEBRUARY 1998         *                    *               *                     *                    *
MARCH 1998            *                    *               *                     *                    *
APRIL 1998            *                    *               *                     *                    *
MAY 1998              *                    *               *                     *                    *
FEBRUARY 1999         *                    *               *                     *                    *
MARCH 1999            *                    *               *                     *                    *
APRIL 1999            *                    *               *                     *                    *
MAY 1999              *                    *               *                     *                    *
OCTOBER 1999          *                    *               *                     *                    *


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.



Attachment A to
6-1162-RLL-497/767
Page 7


2.     Price Description. (Continued)

       2.2 Special Features. The price for special features incorporated in the Option Aircraft Configuration Specification will be adjusted to Boeing's then current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

       2.3 Escalation Adjustment. The Option Aircraft Price will include escalation amounts for the airframe, special features and engines determined pursuant to the provisions of Attachments B and C.

       2.4  Price Adjustments.

            2.4.1 The Aircraft Basic Price and Advance Payment Base Price of each Option Aircraft will be adjusted at the time of signing the definitive agreement and thereafter as appropriate to reflect changes made in the elements of such prices.

            2.4.2 Boeing has not established prices and escalation provisions for its Model 767-300ER aircraft for delivery after 1998. If such prices and provisions are available at the time of entering into the definitive agreement for the Aircraft, they will be incorporated into such agreement and, if not, the definitive agreement will be appropriately amended when such information becomes available.

            2.4.3 Engine price and escalation provisions for Option Aircraft delivering prior to 1999 will be adjusted if they are changed by the engine manufacturer prior to signing a definitive agreement for the Option Aircraft. The engine manufacturer has not established the price or escalation provisions for Engines for delivery to Boeing after 1998. The current engine prices and escalation provisions have been used for the purposes of this proposal. If such prices and provisions are established as of the date of signing the definitive agreement for such Aircraft such prices and provisions will be appropriately incorporated into the definitive agreement and, if not, then the definitive agreement will be appropriately amended when such information becomes available.

       2.5  Foreign Regulatory Requirements.  The Aircraft

Price does not include any amount relating to changes to the Option Aircraft required in order to export such Option Aircraft to a country outside the United States.

Accordingly, Buyer will pay Boeing's price for any addition to, or change, modification or testing of any Option Aircraft (in this paragraph individually or collectively called "change") required by such country of import, which varies from or is in addition to the airworthiness requirements of the FAA for the issuance of a Standard Airworthiness Certificate. The Detail Specification for the Option Aircraft will be amended to reflect such change. Buyer will pay Boeing's price to obtain validation of the Option Aircraft for export to such country of import, including amounts for data, studies and testing required by any governmental agency of such country of import, and any associated charges by such agency. If delivery of the Option Aircraft is delayed by the incorporation in the Option Aircraft or validation of such changes the definitive purchase agreement will be appropriately revised to reflect such delay.

3.     Advance Payment Schedules, Prices and Adjustments.

       3.1  Buyer will pay advance payments for each Option
Aircraft on the dates and in the amounts determined below.

                                   Amount Due per Option Aircraft
                                    ----------------------------
                                   (Percentage times Advance
Due Date of Payment                 Payment Base Price)

Upon execution of a definitive              *   (less the
purchase agreement for the                      Deposit)
Option Aircraft

24 months prior to the first                *
day of the scheduled delivery
month of the Option Aircraft

21 months prior to the first                *
day of the scheduled delivery
month of the Option Aircraft

18 months prior to the first                *
day of the scheduled delivery
month of the Option Aircraft

12 months prior to the first                *
day of the scheduled delivery
month of the Option Aircraft

9 months prior to the first                 *
day of the scheduled delivery
month of the Option Aircraft

6 months prior to the first                 *
day of the scheduled delivery
month of the Option Aircraft

          Total                              *

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

       3.2 The Advance Payment Base Price each Option Aircraft has been established using currently available forecasts of the escalation factors used by Boeing and applicable to the scheduled month and year of Option Aircraft delivery. Such Advance Payment Base Prices will be reestablished at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted escalation factors used by Boeing.

       3.3 With respect to Option Aircraft contracted for delivery more than 36 months from the date of the definitive purchase agreement for the Option Aircraft, the Advance Payment Base Prices will be further revised not later than 25 months prior to the scheduled month of delivery, as required to reflect the effects of (i) any adjustments in the Option Aircraft Basic Prices of such Option Aircraft, as determined in accordance with the provisions of the definitive purchase agreement, and (ii) the then-current forecasted escalation factors used by Boeing.

       3.4 For Option Aircraft for which the Advance Payment Base Prices are adjusted pursuant to this paragraph, Buyer will:
(i) pay the advance payment due 24 months prior to the scheduled month of delivery, as specified in the advance payment schedule, for each affected Option Aircraft in an amount equal to * of the adjusted Advance Payment Base Price of such Option Aircraft, less the sum of the Deposit and advance payments for such Option Aircraft previously paid to Boeing; and (ii) use such adjusted Advance Payment Base Price in determining the amount of remaining advance payments due Boeing for such Option Aircraft.


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

Attachment B to
6-1162-RLL-497/767
Page 1

                      PRICE ADJUSTMENT DUE TO

                       ECONOMIC FLUCTUATIONS

                     AIRFRAME PRICE ADJUSTMENT

                         (1992 Base Price)


(a)    The adjustment in airframe price of each Option Aircraft
("Airframe Price Adjustment" herein) shall be determined at the time of Option Aircraft delivery in accordance with the following formula:

       Pa = (P)(L + M - 1)

(b)    The following definitions shall apply herein:

         Pa = Airframe Price Adjustment.

         L =  .65 x  ECI
                    -----
                    116.2

         M =  .35 x  ICI
                    -----
                    115.9

    P = Option Aircraft basic price as determined at the time of the particular Option Aircraft delivery less the base price of Engines in the amount of

                 * (PW Option Aircraft)
                 * (GE Option Aircraft)

    ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (Aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) shall be determined using the months set forth in the table below for the applicable Option Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

September also used for July and August; and the value for December also used for October and November.

   ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Option Aircraft.

       In determining the value of L, the ratio of ECI divided by 116.2 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

       In determining the value of M, the ratio of ICI divided by 115.9 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

Month of Scheduled Option  Quantity
Aircraft Delivery as set      of       Months to be Utilized
  Forth in Paragraph 1      Option      in Determining the
    of the Proposal        Aircraft    Value of ECI and ICI

February 1998              One (1)    July, Aug., Sept. 1997
March 1998                 One (1)    Aug., Sept., Oct. 1997
April 1998                 One (1)    Sept., Oct., Nov. 1997
May 1998                   One (1)    Oct., Nov., Dec.  1997

(c) In addition, it is understood that at the time of delivery of each of the Option Aircraft to Buyer, Boeing may be unable to determine the precise Airframe Price Adjustment for such Option Aircraft because the applicable values to be used to determine the ECI and ICI may not be released by the Bureau of Labor Statistics. Accordingly, the parties agree as follows:

       (i) The Airframe Price Adjustment, to be used at the time of delivery of each of the Option Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to scheduled month of Option Aircraft delivery shall be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph (c) (ii) below shall apply. If prior to delivery of an Option Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Option Aircraft, as determined at the time of Option Aircraft delivery, shall be deemed to be the payment for such Option Aircraft required at the delivery thereof.

       (ii) If prior to delivery of an Option Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Option Aircraft Airframe Price Adjustment, the parties shall, prior to delivery of any such Option Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula shall be made as required to reflect any substitute values. However, if within twenty-four (24) months from delivery of the Option Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values shall be used to determine any increase or decrease in the Airframe Price Adjustment for the Option Aircraft from that determined at the time of delivery of such Option Aircraft.

       (iii) In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Option Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1992, which is consistent with the applicable provisions of paragraphs (a) and (b) of this Attachment B.

       (iv) If required, Boeing will submit either a supplemental invoice or refund the amounts due Buyer as appropriate to reflect any increase or decrease in the

Airframe Price Adjustment for the Option Aircraft from that determined at the time of delivery of such Option Aircraft. Any payments due Boeing or Buyer shall be made with reasonable promptness.

(d) For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to scheduled month of Option Aircraft delivery shall be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note: Any rounding of a number, as required under this Attachment B with respect to escalation of the airframe price, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

Attachment C-1 to
6-1162-RLL-497/767
Page 1

              ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
                            (1992 BASE PRICE)


(a) The basic price of each Option Aircraft set forth in paragraph 2 of Attachment A of the proposal includes an aggregate price for Engines of *. The adjustment in Engine price applicable to each Option Aircraft ("Engine Price Adjustment" herein) shall be determined at the time of Option Aircraft delivery in accordance with the following formula:

       Pa  =     (P) (AA + BB + CC) - P

(b)    The following definitions shall apply herein:

       Pa  =     Engine Price Adjustment.

P   =  Aggregate Engine Base Price as set forth in paragraph
       (a) above.

         AA  =  .60 x   L
                      ------
                      $16.04

         BB  =  .30 x   M
                      -----
                      118.7

         CC  =  .10 x   E
                      -----
                      79.1

  In determining the value of AA, BB and CC, the ratio of L divided by $16.04, M divided by 118.7 and E divided by 79.1 shall be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) shall not be rounded. The value of the sum of AA + BB + CC shall also be rounded to the nearest ten-thousandth.

  L   =  Labor Index, which is the "Hourly Earnings of Aircraft
         Engines and Engine Parts Production Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Option Aircraft delivery.

  $16.04 =  Published Labor Index (SIC 3724) for December, 1991.

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

  M   =  Material Index, which is the "Producer Price Index -
Code 10, Metals and Metal Products," (Base Year 1982 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Option Aircraft delivery.

  118.7  =  Published Material Index (Code 10) for December, 1991.

  E   =  Fuel Index, which is the "Producer Price Index Code 5,
         Fuels and Related Products and Power" (Base Year 1982 =
         100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Option Aircraft delivery.

 79.1  = Published Fuel Index (Code 5) for December, 1991.

The Engine Price Adjustment shall not be made if it would result in a decrease in the aggregate Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Engine Price Adjustment shall be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date thirty (30) days prior to the scheduled Option Aircraft delivery to Buyer. Such Index values shall be considered final and no revision to the Engine Price Adjustment shall be made after Option Aircraft delivery for any subsequent changes in published Index values.

(d) If the Bureau of Labor Statistics, U. S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data), or (ii) discontinues publication of any of the data referred to above or (iii) temporarily discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet jointly with Boeing and Buyer and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above shall be made to accomplish this result for affected engines.

In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the purchase price of the Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1991 to the seventh month preceding the month of scheduled delivery of the applicable Option Aircraft.

(e) The Engine escalation provisions set forth above shall be appropriately amended to reflect changes in such provisions (including any increase in Engine base price) established by P&WA as of the date of entering into a definitive agreement to purchase the Option Aircraft and applicable to Engines for delivery to Boeing during the same approximate time period as the Option Aircraft; provided, however, if P&WA has not so established Engine escalation provisions at the time of entering into a definitive agreement to purchase the Option Aircraft, the applicable escalation provisions shall be those first established by P&WA thereafter for Engines to be delivered to Boeing during the same approximate time period as the Option Aircraft.

NOTE:  Any rounding of a number, as required under this Attachment C-
  1 with respect to escalation of the Engine price, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

Attachment C-2 to
6-1162-RLL-497/767
Page 1

             ENGINE PRICE ADJUSTMENT - GENERAL ELECTRIC
                         (1991 BASE PRICE)


(a) The basic price of each Option Aircraft set forth in paragraph 2 of Attachment A of the proposal includes an aggregate price for Engines of *. The adjustment in Engine price applicable to each Option Aircraft ("Engine Price Adjustment" herein) shall be determined at the time of Option Aircraft delivery in accordance with the following formula:

         D1  =  (Pb x  CPI  ) - Pb
                      ------
                      124.49

(b)    The following definitions shall apply herein:

       D1  =  Engine Price Adjustment

       Pb = Aggregate Engine Base Price as set forth in paragraph (a) above.

  CPI = The Composite Price Index as determined in accordance with the formula set forth below. The Index values referred to below, to be used in determining the CPI, shall be for the ninth month prior to the month of scheduled Option Aircraft delivery. Such Index values shall be those prepared by the Bureau of Labor Statistics, U.S. Department of labor.

            CPI =  L + M1 + M2 + M3

         L   =  The Labor Index for such month shall be the
                quotient, expressed as a decimal and rounded to the nearest thousandth, of the "Hourly Earnings of Aircraft Engines and Engine Parts Production
                Workers" SIC 3724, for such month divided by Eleven Dollars and Sixteen Cents ($11.16). Such quotient shall be multiplied by 100 and then by thirty percent (30%) with the value resulting from the latter multiplication expressed as a decimal and rounded to the nearest hundredth.


*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

         M1 = The Industrial Commodities Index for such month shall be equal to thirty percent (30%) of the Producer Price Index for "all commodities other than Farm and Foods," Code 3 through 15, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

         M2  =  The Metals and Metal Products Index for such
                      month shall be equal to thirty percent
                      (30%) of the Producer Price Index for
                      "Metals and Metal Products," Code 10,
                      (Base Year 1982 = 100) for such month
                      expressed as a decimal and rounded to the nearest hundredth.

         M3  =  The Fuel Index for such month shall be equal to
                      ten percent (10%) of the Producer Price
                      Index for "Fuel and Related Products and
                      Power," Code 5, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

  124.49 =  Composite Price Index for October, 1990.

The factor (CPI divided by 124.49) by which the Aggregate Engine
Base Price is to be multiplied shall be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment shall not be made if it would result in a decrease in the aggregate Engine base price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used in determining the Engine Price Adjustment shall be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date thirty (30) days prior to the scheduled Aircraft delivery to Buyer. Such values shall be considered final and no Engine Price Adjustment shall be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, General Electric agrees to meet jointly with Boeing and Buyer to jointly select a substitute for the revised or discontinued data;

such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above shall be made to accomplish this result for the affected Engines.

In the event the Engine price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, General Electric agrees to meet jointly with Boeing and Buyer to jointly agree, to the extent such parties may lawfully do so, to adjust equitably the purchase price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that have occurred from the period represented by the applicable CPI to the ninth month preceding the month of scheduled delivery of the applicable Option Aircraft.

(e) The Engine escalation provisions set forth above shall be appropriately amended to reflect changes in such provisions (including any increase in Engine base price) established by the Engine manufacturer as of the date of entering into a definitive agreement to purchase the Option Aircraft and applicable to Engines for delivery to Boeing during the same approximate time period as the Option Aircraft; provided, however, if General Electric has not so established Engine escalation provisions at the time of entering into a definitive agreement to purchase the Option Aircraft, the applicable escalation provisions shall be those first established by General Electric thereafter for Engines to be delivered to Boeing during the same approximate time period as the Option Aircraft.

NOTE: Any rounding of a number, as required under this Attachment C-
  2 with respect to escalation of the Engine price, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

                            Boeing Commercial Airplane Group
                            P.O. Box 3707
                            Seattle, WA  98124-2207


6-1162-RLL-1113R1


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Attention:  S. F. Udvar-Hazy
            President and Chief Executive Officer

Subject:    Letter Agreement No. 6-1162-RLL-1113R1 to
            Purchase Agreement No. 1770 -
            The ILFC/KLM 767-300ER Transaction

Reference:  (a)  Telecon between Mr. Hazy and
                 Mr. Albrecht

            (b)  Letter Agreement No. 6-1162-RLL-497 -
                 Option Aircraft - MOU D 767-300ER's

            (c)  Letter Agreement No. 6-1162-RLL-527 -
                 The December 1996 Aircraft -
                 MOU C 767-300ER

This Letter Agreement amends Purchase Agreement No. 1770 as amended (the Agreement) between The Boeing Company (Boeing) and
International Lease Finance Corporation (Buyer) relating to Model
767-300ER aircraft (the Aircraft).

Following Buyer advising Boeing in writing that a firm and binding lease agreement has been executed between Buyer and KLM for seven Aircraft which agreement includes Buyer purchasing and taking title of ten A310-200 from KLM and Buyer exercising its option to purchase the one September 1997 (accelerated to August
1995) and the one February 1998 (accelerated to June 1996) option Aircraft, Boeing will, within five days of such notification, pay Buyer *.

Upon delivery of the Aircraft in the accelerated delivery months defined above, Boeing will provide an additional special credit memorandum in the amount of * for the Aircraft delivering in August 1995 and * for the Aircraft delivering in June 1996.

The special credit memorandum may be used for the purchase of spare parts or other Boeing goods and services or applied against the balance of the purchase price of the Aircraft.

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

In addition to the above, exercising the two options will result in the airframe credit factor for the December 1996 Aircraft changing to * as described in the reference (c) Letter Agreement.

Very truly yours,

THE BOEING COMPANY


By /s/ R. Leo Lyons
   ------------------------------

Its Attorney-In-Fact



ACCEPTED AND AGREED TO as of this

date: October 14, 1994

INTERNATIONAL LEASE FINANCE CORPORATION


By /s/ Steven F. Udvar-Hazy
   ------------------------------

Its President/CEO



*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.

International Lease Finance Corporation
6-1162-RLL-1208 - Page 1

6-1162-RLL-1208


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90211


Subject:  Letter Agreement No. 6-1162-RLL-1208 to Purchase
Agreement No. 1770 - Aircraft Performance Guarantees - The KLM
Aircraft


This Letter Agreement amends Purchase Agreement No. 1770 as amended (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the Model 767-300ER aircraft (the Aircraft). Particular reference is made to the Model 767-300ER aircraft for Lease to KLM (referred to as The KLM Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1. Aircraft Performance Guarantees. The only performance guarantees applicable to the Aircraft are those set forth in Attachment A hereto.

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 1770-1.


Very truly yours,

THE BOEING COMPANY


By
   -----------------------------

Its Attorney-In-Fact

International Lease Finance Corporation
6-1162-RLL-1208 - Page 2



ACCEPTED AND AGREED TO as of this

date:  ___________________, 1994


INTERNATIONAL LEASE FINANCE CORPORATION



By____________________________

Its___________________________

Attachment

Attachment A to Letter Agreement
No. 6-1162-RLL-1208
CF6-80C2B4F Engines



             MODEL 767-306ER PERFORMANCE GUARANTEES
                       CF6-80C2B4F ENGINES



         SECTION           CONTENTS

         1            AIRCRAFT MODEL APPLICABILITY

         2            FLIGHT PERFORMANCE

         3            MANUFACTURER'S EMPTY WEIGHT

         4            SOUND LEVELS

         5            AIRCRAFT CONFIGURATION

         6            GUARANTEE CONDITIONS

         7            GUARANTEE COMPLIANCE

         8            EXCLUSIVE GUARANTEES

1         AIRCRAFT MODEL APPLICABILITY

          The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 767-306ER Aircraft with a maximum taxi weight of at least 381,000 pounds, a maximum takeoff weight of at least 380,000 pounds, a maximum landing weight of at least 300,000 pounds, a maximum zero fuel weight of at least 278,000 pounds and a fuel capacity of 24,140 U.S. gallons, and equipped with Boeing furnished CF6-80C2B4F engines operated at a sea level, static, uninstalled takeoff thrust rating of 57,900 pounds and flat rated to 90 degrees F at sea level.


2         FLIGHT PERFORMANCE

2.1       Takeoff

          The FAA approved takeoff field length at a gross weight at the start of the ground roll of 380,000 pounds, at a temperature of 30 degrees C, at a sea level altitude and using maximum takeoff thrust, shall not be more than the following guarantee value:

                    GUARANTEE:          8,550 Feet

2.2       Landing

          The FAA approved landing field length at a gross weight of 300,000 pounds and at a sea level altitude, shall not be more than the following guarantee value:

                    GUARANTEE:          4,950 Feet

2.3       Altitude Capability - All Engines Operating

          The altitude capability at a gross weight of 360,000 pounds on a standard day, at 0.80 Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

                    GUARANTEE:          35,800 Feet

          Conditions:

          1) The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust, at 0.80 Mach number.

          2) The Aircraft shall be capable of maintaining a rate of climb of 300 feet per minute using not more than a maximum climb thrust, at 0.80 Mach number.

          3) The Aircraft shall be capable of at least a 1.3 g maneuver load factor at buffet onset, at 0.80 Mach number.

2.4       Cruise Specific Air Range

          The cruise specific air range at a gross weight of 310,000 pounds on a standard day, at an altitude of 35,000 feet, at 0.80 Mach number and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

               NOMINAL:        0.0464 NAM/Pound
               TOLERANCE:     -0.0009 NAM/Pound
               GUARANTEE:      0.0455 NAM/Pound


3         MANUFACTURER'S EMPTY WEIGHT

          The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 3-60-00 of Detail
          Specification D6T10330ILF-KL plus one percent.


4         SOUND LEVELS

4.1       Community Sound Levels

          The Aircraft shall be certified in accordance with State 3 requirements of FAR Part 36 (essentially equivalent to ICAO Annex 16, Volume 1, Chapter 3).


5         AIRCRAFT CONFIGURATION

5.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D6T10330ILF-KL (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

          (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

          (2) The difference between the component weight allowances given in Appendix IV of the Detail
          Specification and the actual weights.


6         GUARANTEE CONDITIONS

6.1       All guaranteed performance data are based on the ICAO
          International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2       The FAA Regulations (FAR) referred to in this
          Attachment are, unless otherwise specified, the 767-300
          Certification Basis regulations specified in the Type
          Certificate Data Sheet A1NM, Revision 10, dated July 1,
          1993.

6.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4 The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, and with anti-skid operative unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5 The altitude capability and cruise specific air range guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 140 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 5,700 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent).
          The APU is turned off unless otherwise specified.

6.6 The altitude capability and cruise specific air range guarantees are based on an Aircraft center of gravity location of 25 percent of the mean aerodynamic chord.

6.7 The buffet onset portion of the altitude capability guarantee is based on an Aircraft center of gravity location of 25 percent of the mean aerodynamic chord.

6.8       Performance, where applicable, is based on a fuel Lower
          Heating Value (LHV) of 18,580 BTU per pound.


7         GUARANTEE COMPLIANCE

7.1 Compliance with the guarantees of Sections 2, 3, and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2 Compliance with the takeoff and landing guarantees, the buffet onset portion of the altitude capability guarantee, and the community sound level guarantee shall be based on the FAA approved Airplane Flight
          Manual for the Model 767-300.

7.3 Compliance with altitude capability and cruise specific air range guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft
          Report."

7.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.6 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specifications.


8         EXCLUSIVE GUARANTEES

          The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

International Lease Finance Corporation
6-1162-RLL-1209   Page 1


6-1162-RLL-1209


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90211

Subject:  Letter Agreement No. 6-1162-RLL-1209 to Purchase
Agreement No. 1770 Aircraft Performance Guarantees - The
Martinair Aircraft


This Letter Agreement amends Purchase Agreement No. 1770 as amended (the Agreement) between The Boeing Company (Boeing) and Inter-national Lease Finance Corporation (Buyer) relating to the Model 767-300ER aircraft (the Aircraft). Particular reference is made to the Model 767-300ER aircraft for Lease to Martinair (referred to as The Martinair Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1. Aircraft Performance Guarantees. The only performance guarantees applicable to the Aircraft are set forth in Attachment A hereto.

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter
Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and

International Lease Finance Corporation
6-1162-RLL-1209   Page 2


will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement
1770-1.

Very truly yours,

THE BOEING COMPANY



By
   ----------------------------

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO as of this

date:  _____________, 1994

INTERNATIONAL LEASE FINANCE CORPORATION



By_____________________________

Its____________________________

Attachment A to Letter Agreement
No. 6-1162-RLL-1209




             MODEL 767-31AER PERFORMANCE GUARANTEES



               SECTION        CONTENTS

                  1      AIRCRAFT MODEL APPLICABILITY

                  2      FLIGHT PERFORMANCE

                  3      MANUFACTURER'S EMPTY WEIGHT

                  4      SOUND LEVELS

                  5      AIRCRAFT CONFIGURATION

                  6      GUARANTEE CONDITIONS

                  7      GUARANTEE COMPLIANCE

                  8      EXCLUSIVE GUARANTEES

1         AIRCRAFT MODEL APPLICABILITY

          The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 767-31AER Aircraft with maximum taxi weight of 409,000 pounds, a maximum takeoff weight of 407,000 pounds, a maximum landing weight of 320,000 pounds, a maximum zero fuel weight of 288,000 pounds, and a fuel capacity of 24,140 U.S. gallons, and equipped with Boeing furnished PW4060 engines operated at a sea level, static, uninstalled takeoff thrust rating of 60,000 pounds.


2         FLIGHT PERFORMANCE

2.1       Takeoff

          The FAA approved takeoff field length at a gross weight at the start of the ground roll of 407,000 pounds, at a temperature of 30 degreesC, at a sea level altitude and using maximum takeoff thrust, shall not be more than the following guarantee value:

                         GUARANTEE:     9,500 Feet

2.2       Landing

          The FAA approved landing field length at a gross weight of 320,000 pounds and at a sea level altitude, shall not be more than the following guarantee value:

                         GUARANTEE:     5,200 Feet

2.3       Altitude Capability - All Engines Operating

          The altitude capability at a gross weight of 390,000 pounds on a standard day, at 0.80 Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

                         GUARANTEE:     34,100 Feet

          Conditions:

          1) The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

          2) The Aircraft shall be capable of maintaining a rate of climb of 300 feet per minute using not more than maximum climb thrust.

          3) The Aircraft shall be capable of at least a 1.3 g maneuver load factor at buffet onset.

2.4       Cruise Specific Air Range

          The cruise specific air range at a gross weight of 310,000 pounds on a standard day, at an altitude of 35,000 feet, at 0.80 Mach number and using not more than maximum cruise thrust, shall not be less than the follow-ing guarantee value:

                         NOMINAL:        0.0457 NAM/Pound
                         TOLERANCE:     -0.0009 NAM/Pound
                         GUARANTEE:      0.0448 NAM/Pound

2.5       Mission

2.5.1     Mission Payload

          The payload for a stage length of 5,377 nautical miles in still air (equivalent to a distance of 5,026 nautical miles with a 30 knot headwind, representative of an Amsterdam to Los Angeles route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                         NOMINAL:       61,200 Pounds
                         TOLERANCE:     -3,200 Pounds
                         GUARANTEE:     58,000 Pounds

          Conditions and operating rules:

          Stage Length: The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

          Takeoff:      The airport altitude is Sea Level.

                        The airport temperature is 30 degrees C.

                        The runway length is 11,330 feet.

                        Maximum takeoff thrust is used for the takeoff.

                        The takeoff gross weight shall conform to FAA
                        Regulations.

          Climbout
          Maneuver:     Following the takeoff to 35 feet, the Aircraft
                        accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

          Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

                        The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 319 KCAS.

                        The climb continues at 319 KCAS until 0.80 Mach number is reached.

                        The climb continues at 0.80 Mach number to the initial cruise altitude.

                        The temperature is standard day during climb.

                        Maximum climb thrust is used during climb.

          Cruise:       The Aircraft cruises at 0.80 Mach number.

                        The initial cruise altitude is 31,000 feet.

                        A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

                        The temperature is standard day during cruise.

                        The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

          Descent: The Aircraft descends from the final cruise altitude at 0.80 Mach number until 250 KCAS is reached.

                        The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

                        Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

                        The temperature is standard day during descent.

          Approach
          and Landing
          Maneuver:     The Aircraft decelerates to the final approach
                        speed while extending landing gear and flaps, then descends and lands.

                        The destination is a sea level airport.

          Fixed
       Allowances:      For the purpose of this guarantee and for the
                        purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                        Taxi-out:
                             Fuel       430 Pounds

                        Takeoff and Climbout Maneuver:
                             Fuel      1090 Pounds
                             Distance     4 Nautical Miles

                        Approach and Landing Maneuver:
                             Fuel       400 Pounds

                        Taxi-in (shall be consumed from the
                             reserve fuel):
                             Fuel       240 Pounds

                        Usable reserve fuel remaining upon completion of the approach and landing maneuver: 16,000 Pounds

                        For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 3 percent of the fuel burned from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a 267 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet.

2.5.2     Operational Empty Weight Basis

          The Operational Empty Weight (OEW) derived in
          Paragraph 2.5.3 is the basis for the mission guarantee of Paragraph 2.5.1.

2.5.3     767-31AER Weight Summary - Martinair

                                                   Pounds

Martinair 767-31AER VN224 Specification MEW       181,408
     Detail Specification D6T10330MTH REV "E"
          dated 2/21/92
     290 Economy Class Passengers
     PW4060 Engines
     409,000 Pounds Maximum Taxi Weight
     24,140 U.S. Gallons Fuel Capacity
  Changes for Martinair
     Interior Change to 272 (24C/248E) Passengers*    160
          (Ref:  CR 0132CH6646, LOPA 673-213 Rev. H)
     IRU Activation of 1995 updated Magvar Table        0
          (CR 3421CG6019)
     TCAS Installation (Preliminary Estimate)          30
          (CR 3445CH6XXX)
     GPS Partial Provisions (CR 3458CH6007)            10


Martinair VN225 Manufacturer's Empty Weight (MEW) 181,608


     Standard Operational Items Allowance          17,290
          (Paragraph 2.5.5)

Martinair VN225 Operational Empty Weight (OEW)    198,898

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                           Quantity     Pounds    Pounds

*  Seat Weight Included:                           6,912

     Business Class Doubles   12           960

     Economy Class Doubles    70         3,360
     Economy Class Triples    36         2,592


2.5.4     Standard And Operational Items Allowance

                              Quantity   Pounds   Pounds   Pounds

Standard Items Allowance                                    3,833

     Unusable Fuel                                  306
     Oil                                            140
     Oxygen Equipment                                90
        Passenger Portable, 11 c.f.    3     30
        Passenger Portable, 4.25 c.f.  8     60
     Miscellaneous Equipment                        113
        First Aid Kits             4         12
        Crash Axe                  1          3
        Megaphones                 2          7
        Flashlights                9         15
        Smoke Goggles              4          1
        Smoke Hoods                0          0
        Waste Chute Container                75
   Galley Structure & Fixed Inserts               3,184
Operational Items Allowance                                13,457

Crew and Crew Baggage                             1,430
     Flight Crew                   2        340
     Cabin Crew                    6        840
     Baggage                       8        200
     Briefcases                    2         50
   Catering Allowance (1.5 Meals)                 4,760
     Business Class                24       792
     Economy Class                248     3,968
   Passenger Service Equipment                      816
   Potable Water                                  1,240
     Drinking / Washing                   1,015
     Rinse                                  225
   Waste Tank Disinfectant                          100
   Emergency Equipment                            1,851
     Escape Slide, Off Wing        2        350
     Slide Rafts                   4        860
     Life Vests, Pass. & Crew     284       398
     Life Vests, Child's           20        20
     Locator Transmitter           1          3
     Life Rafts                    2        220
   Cargo System                                   3,260
     Pallets (96"x125")            4      1,160
     Containers (LD-2)             14     2,100

Total Standard and Operational Items Allowance             17,290
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3         MANUFACTURER'S EMPTY WEIGHT

          The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 3-60-00 of Detail
          Specification D6T10330MTH plus one percent.


4         SOUND LEVELS

4.1       Community Sound Levels

          The Aircraft shall be certified in accordance with Stage 3 requirements of FAR Part 36.


5         AIRCRAFT CONFIGURATION

5.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the Revision E of Detail Specification D6T10330MTH (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2 The guarantee payload of Paragraph 2.5.1 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

          (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

          (2)  The difference between the component weight
          allowances given in Appendix IV of the Detail
          Specification and the actual weights.
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6         GUARANTEE CONDITIONS

6.1       All guaranteed performance data are based on the ICAO
          International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 767-300 Certification Basis regulations specified in the Type Certificate Data Sheet A1NM, Revision 11, dated July 1, 1994.

6.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4 The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, and with anti-skid operative unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5 The altitude capability and cruise specific air range guarantees, and the climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 140 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 5,700 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.
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6.6       The altitude capability and cruise specific air ranges,
          and the climb, cruise, and descent portions of the mission guarantee are based on an Aircraft center of gravity location of 25 percent of the mean aerodynamic chord.

6.7 The buffet onset portion of the altitude capability guarantee is based on an Aircraft center of gravity location of 25 percent of the mean aerodynamic chord.

6.8       Performance, where applicable, is based on a fuel Lower
          Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.614 pounds per U.S. gallon.


7         GUARANTEE COMPLIANCE

7.1 Compliance with the guarantees of Sections 2, 3, and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2 Compliance with the takeoff guarantee, the landing guarantee, the buffet onset portion of the altitude capability guarantee, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 767-300.

7.3 Compliance with altitude capability and cruise specific air range guarantees, and with the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.4 The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 3-60-00 of the Detail
          Specification.

7.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

7.6 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.
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7.8       Compliance shall be based on the performance of the
          airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specifications.


9         EXCLUSIVE GUARANTEES

          The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.
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